THE WRIGHT MANAGED EQUITY TRUST
                         THE WRIGHT MANAGED INCOME TRUST

                        Supplement to Combined Prospectus

                                       of

                  Wright International Blue Chip Equities Fund
                           Wright Current Income Fund

                                dated May 1, 2003

As of the date of this Supplement, shares of the Institutional Share class of Wright International Blue Chip Equities Fund and Wright Current Income Fund are no longer available for purchase. Contact the Principal Underwriter or your broker for the latest information.

June 19, 2003